UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2018

Commission File Number of issuing entity:  333-190246-03

Central Index Key Number of issuing entity:  0001597339

JPMBB Commercial Mortgage Securities Trust 2014-C18
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor:  333-190246

Central Index Key Number of depositor:  0001013611

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0000835271

JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0000312070

Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0001567746

Redwood Commercial Mortgage Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0001682523

Starwood Mortgage Funding II LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable):  0001587045

RAIT Funding, LLC
(Exact name of sponsor as specified in its charter)

Bianca Russo (212) 648-0946
(Name and telephone number, including area code, of the person to contact in connection with this filing)

New York
(State or other jurisdiction of incorporation or organization of the issuing entity)

38-3926063
38-3926064
38-7109070
(I.R.S. Employer Identification No.)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(410) 884-2000
(Telephone number, including area code)

Not Applicable
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 6 - Asset-Backed Securities

Item 6.02. Change of Servicer or Trustee.

As of April 2, 2018, KeyBank National Association (“KeyBank”) replaced Situs Holdings, LLC as special servicer and assumed all of the duties, responsibilities, and liabilities of the special servicer under the pooling and servicing agreement, dated and effective as of December 1, 2013, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Pentalpha Surveillance LLC, as senior trust advisor (the “JPMBB 2013-C17 Pooling and Servicing Agreement”), which governs the servicing of the JPMBB Commercial Mortgage Securities Trust 2013-C17 securitization.

The mortgage loan identified as “Jordan Creek Town Center” in Annex A-1 to the prospectus supplement filed by the issuing entity on February 28, 2014 is serviced pursuant to the JPMBB 2013-C17 Pooling and Servicing Agreement.  Accordingly, the special servicer for such mortgage loan is KeyBank, effective as of April 2, 2018.  The information required to be disclosed pursuant to Item 1108(d) of Regulation AB is included in the prospectus supplement relating to the JPMBB Commercial Mortgage Securities Trust 2013-C17 securitization filed on December 30, 2013 under Commission File No. 333-190246-02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Depositor)

/s/ Bianca Russo
Bianca Russo, Managing Director and Secretary

Date: April 4, 2018